UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Market Street, 4th Floor Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	ETM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)(1) Employment Agreement Amendment – Andrew Sutor

On February 20, 2020, Entercom Communications Corp. (the “Company”) entered into a First Amendment to Employment Agreement with Andrew P. Sutor (the “First Amendment”). The First Amendment extends Mr. Sutor’s employment agreement through December 31, 2023. Mr. Sutor’s base compensation was increased to $575,000 per year. Mr. Sutor’s annual incentive bonus target (relating to periods from and after January 1, 2020 (i.e., specifically excluding any annual incentive bonus relating to 2019)), was increased to $325,000. In addition, Mr. Sutor will receive a signing bonus of 100,000 restricted stock units which may vest: (i) 50% on January 5, 2022; (ii) 25% on January 5, 2023; and (iii) 25% on January 5, 2024.

The First Amendment removed language in Mr. Sutor’s employment agreement that provided that “all future equity” grants would vest “50% on the second anniversary of the date of grant and 25% on each of the third and fourth anniversaries of the date of grant.” This language was replaced with language which affords more flexibility to the Company and now provides “such equity grants shall vest as determined by the Compensation Committee of the Board in its discretion.”

Finally, the First Amendment provides that upon certain terminations of Mr. Sutor’s employment agreement (and employment), Mr. Sutor’s outstanding equity compensation will vest. Specifically, vesting will occur if: Mr. Sutor’s employment agreement is terminated without “Cause” (as defined in Mr. Sutor’s employment agreement); the termination of Mr. Sutor’s employment agreement occurred without the Company making a “Qualified Offer” (as defined in Mr. Sutor’s employment agreement); or upon a termination of Mr. Sutor’s employment agreement by the Company in breach of Mr. Sutor’s employment agreement.

The foregoing is a summary description of the material terms of the First Amendment. For further information regarding the terms and conditions of the First Amendment, reference is made to the complete text thereof which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President

Dated: February 21, 2020

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